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                                    Bramwell
                                      FUNDS

                                Quarterly Report
                               September 30, 2001

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND



                             "FOCUSED ON THE FUTURE,
                               GUIDED BY THE PAST"

                                     (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                  PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS -- QUARTER ENDED SEPTEMBER 30, 2001

The September quarter was a sad and difficult period for the country given the unprecedented terrorist attacks on the World Trade Center and the Pentagon. So many innocent lives and so much intellectual capital were lost. Our sympathy goes to all the families and friends who were involved.

During the quarter, the BRAMWELL GROWTH FUND and the BRAMWELL FOCUS FUND declined (16.26)% and (18.10)%, respectively, compared to a loss of (14.68)% for the S&P 500(R) Stock Index. For the year ended September 30, 2001, the Growth Fund declined (33.09)% and the Focus Fund declined (35.77)% compared to (26.62)% for the S&P 500. The Growth Fund ended the quarter with a net asset value of $19.26 per share and the Focus Fund ended the quarter with a net asset value of $8.10 per share. Other indices, such as the Lipper Multi-Cap Growth Funds Index, which is the Growth Fund's Lipper category, fell even more: (49.06)% for the twelve months ended September.

COMMENTARY

The economy, in our opinion, was beginning to show signs of improvement before the terrorist attacks on the World Trade Center and the Pentagon on September 11th. Thereafter, few stocks were able to hold on to gains achieved earlier in the quarter with the exception of a few health stocks. Stocks that showed gains for the full quarter included Cardinal Health, Johnson & Johnson and Wal-Mart. The market also showed amazing resiliency, e.g., after declining from September 11th to September 30th, the S&P 500 fully recovered by October 11th, a month later - as did our Funds. Through October 25th, the date of this letter, the Growth Fund had recovered year-to-date to (20.44)% from (26.15)% at the end of September, and the Focus Fund had recovered to (21.55)% from (28.45)%, respectively.

OUTLOOK

In general, we view the overall market as attractive, selling at approximately 20x 2002 estimated S&P 500 earnings and yielding some 1.5%, or a dividend return increasingly close to returns on money market funds. Given these characteristics, owning equities with potential future earnings and dividend growth appears to us to offer far better returns than fixed income investments. For example, General Electric, which is down some 35%, now has a dividend yield approximating 1.7% and has an estimated forward earnings growth rate of 10-14%. Assuming that stock prices move with earnings growth over time, General Electric has the potential to provide a total future return of, say, 11-16%, which would be highly competitive to rates now paid by money market funds, particularly in a non-inflationary environment.

Our basic investment strategy has not changed since the World Trade Center disaster, that is, seeking to achieve long-term capital growth through investing in companies with above average future unit and earnings growth at favorable valuations. Our current strategy includes:

   o Positioning portfolios in front of future capital spending.
   o Investing in companies that energize themselves in economic slowdowns to gain market share and industry leadership.
   o Identifying long-term demographic themes that, for example, arise from a longer-lived population, e.g., greater demand for healthcare and financial management.
   o Identifying growing companies with dividend yields competitive with money market funds.
   o Using market volatility to increase long-term investment returns.
   o Taking advantage of fourth-quarter tax selling.

Our working assumption going forward is that the economy will decline in the fourth quarter and will rise some 2% in 2002. Despite easy comparisons with last year, the outlook for fourth quarter holiday spending is likely to be more muted. However, we also view the retail industry as highly flexible and ingenious in adjusting to consumer demand. We believe that, even before the destruction of the World Trade Center, retailers were ordering cautiously relative to a year ago, so that markdowns are likely to be reduced and post-Xmas inventories to be in better shape than a year ago.

We believe that diversification across industry sectors is particularly important at the present time. We are specifically looking at companies that build, upgrade and secure our general infrastructure and companies creating new products, such as pharmaceuticals. We expect the demand for wireless and data storage to rise near-term given recent events as well as long-term as new and enhanced products encourage demand.

On the positive macroeconomic side, mortgage refinancing frees capital to be redeployed into alternative goods and services. Money spent on travel is likely to be spent elsewhere, such as on the home. Interest, inflation, and tax rates are all lower than a year ago. Historically, when interest rates are lower than the prior year, price/earnings ratios have expanded and stock prices have gained. Unusually large amounts of cash remain on the sidelines. On the other hand, the negative wealth effect from stock market declines and decreasing employment from record high levels should dampen demand. Uncertainty has increased but then, uncertainty has improved valuations and potentially increased long-term investment returns.

In general, we expect stocks of growing companies that execute well to provide better after-tax returns than fixed income securities where interest income is taxed at the highest marginal tax rates. When good economic news comes, we expect the market to rebound sharply as it has done during the first half of October.

FUND INVESTMENT

For both Funds, the minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, as currently demonstrated, and investors should consider investing over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Net asset values for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX. Further information may also be obtained from our Web site, WWW.BRAMWELLFUNDS.COM.

Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

October 25, 2001

The outlook and opinions expressed above represent the views of the investment adviser as of October 25, 2001 and are subject to change as market and economic events unfold.

                              BRAMWELL GROWTH FUND
                               SEPTEMBER 30, 2001

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                 MAJOR INDUSTRY HOLDINGS
-----------------------------------------------------
Retailing                                       17.7%
Healthcare Products                             10.4
Industrial Products                              9.2
Utilities                                        8.1
Energy                                           7.0
Healthcare Services                              4.4
Information Processing Services                  4.4
Financial Services                               3.6
Electronics                                      3.2
Information Processing Equipment                 3.1
                                                ----
Total                                           71.1%

                 MAJOR EQUITY HOLDINGS
----------------------------------------------------
Walgreen                                        5.0%
Cardinal Health                                 4.4
General Electric                                3.0
Duke Energy                                     3.0
Kohl's                                          3.0
3M                                              2.8
Wal-Mart                                        2.8
Home Depot                                      2.7
Pfizer                                          2.6
Microsoft                                       2.3
                                                ---
Total                                           31.6%

                         COMPARATIVE INVESTMENT RETURNS
                                    (9/30/01)
-----------------------------------------------------------------------------
           Sept.                 One        Three        Five        Since
             Q          YTD      Year       Years       Years     Inception*
-----------------------------------------------------------------------------
GROWTH
FUND      (16.26)%   (26.15)%   (33.09)%     3.57%      10.67%      13.63%
S&P
500(R)
Stock
Index     (14.68)    (20.39)    (26.62)      2.04       10.23        14.14

*From August 1, 1994.

                               BRAMWELL FOCUS FUND
                               SEPTEMBER 30, 2001

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                    MAJOR INDUSTRY HOLDINGS
------------------------------------------------------
Industrial Products                             13.4%
Utilities                                       12.7
Healthcare Products                              9.9
                                                ----
Total                                           36.0%

                     MAJOR EQUITY HOLDINGS
------------------------------------------------------
Walgreen                                        5.9%
Biomet                                          5.3
Duke Energy                                     5.2
3M                                              5.1
UtiliCorp United                                4.8
                                               ----
Total                                          26.3%

               COMPARATIVE INVESTMENT RETURNS
                        (9/30/01)
----------------------------------------------------------------
                     Sept.                  One         Since
                      Q          YTD        Year      Inception*
----------------------------------------------------------------
FOCUS FUND         (18.10)%    (28.45)%    (35.77)%     (10.05)%
S&P 500(R)
Stock Index        (14.68)     (20.39)     (26.62)      (12.06)

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2003, after which time, the expense limitations may be terminated or revised at any time. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                   BRAMWELL GROWTH FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 (UNAUDITED)

                               SHARES   MARKET VALUE
                               ------   ------------

COMMON STOCKS - 80.53%

CHEMICALS/METALS - 1.81%
Arch Coal, Inc.                 30,000  $    468,000
OM Group, Inc.                  50,000     2,750,000
                                        ------------
                                           3,218,000
                                        ------------

COMMUNICATIONS - 0.40%
Nokia Corp. - ADR               45,000       704,250
                                        ------------

CONSUMER PRODUCTS - 2.33%
Colgate-Palmolive Co.           60,000     3,495,000
Estee Lauder Companies, Inc.    20,000       663,000
                                        ------------
                                           4,158,000
                                        ------------

ELECTRONICS - 3.21%
Analog Devices, Inc.*           50,000     1,635,000
Intel Corp.                     95,000     1,941,800
Linear Technology Corp.         50,000     1,640,000
Texas Instruments, Inc.         20,000       499,600
                                        ------------
                                           5,716,400
                                        ------------

EMPLOYEE STAFFING - 0.72%
On Assignment, Inc.*             80,000    1,286,400
                                        ------------

ENERGY - 6.98%
El Paso Corp.                   40,000     1,662,000
Nabors Industries, Inc.*        70,000     1,467,900
National-Oilwell, Inc.*         35,000       507,500
Patterson-UTI Energy, Inc.*     50,000       618,000
Precision Drilling Corp.*       70,000     1,478,400
Santa Fe International Corp.   130,000     2,762,500
Transocean Sedco Forex, Inc.    50,659     1,337,398
Williams Companies, Inc.        95,000     2,593,500
                                        ------------
                                          12,427,198
                                        ------------

ENTERTAINMENT &
  LEISURE TIME - 0.12%
Entravision Communications
  Corp.*                        25,000       213,750
                                        ------------

FINANCIAL SERVICES - 3.60%
BlackRock, Inc.*                30,000     1,326,600
Charles Schwab Corp.            80,000       920,000
Merrill Lynch & Co., Inc.       20,000       812,000
Moody's Corp.                   20,000       740,000
Northern Trust Co.              50,000     2,624,000
                                        ------------
                                           6,422,600
                                        ------------


                               SHARES   MARKET VALUE
                               -------  ------------

HEALTHCARE PRODUCTS - 10.35%
Amgen, Inc.*                    35,000  $  2,056,950
Biomet, Inc.                    60,000     1,755,000
Genentech, Inc.*                40,000     1,760,000
Johnson & Johnson               70,000     3,878,000
Medtronic, Inc.                 70,000     3,045,000
Pfizer, Inc.                   115,000     4,611,500
Stryker Corp.                   25,000     1,322,500
                                        ------------
                                          18,428,950
                                        ------------

HEALTHCARE SERVICES - 4.39%
Cardinal Health, Inc.          105,750     7,820,212
                                        ------------

INDUSTRIAL PRODUCTS - 9.22%
3M                              50,600     4,979,040
Danaher Corp.                   20,000       943,600
Emerson Electric Co.            30,800     1,449,448
General Electric Co.           145,000     5,394,000
Molex, Inc., Class A           150,481     3,656,688
                                        ------------
                                          16,422,776
                                        ------------

INFORMATION PROCESSING
  EQUIPMENT - 3.14%
Dell Computer Corp.*           135,000     2,501,550
International Business
  Machines Corp.                33,400     3,082,820
                                        ------------
                                           5,584,370
                                        ------------

INFORMATION PROCESSING
  SERVICES - 4.37%
Automatic Data Processing, Inc. 57,500     2,704,800
DST Systems, Inc.*              40,000     1,730,000
Electronic Data Systems Corp.   36,000     2,072,880
Paychex, Inc.                   40,750     1,284,033
                                        ------------
                                           7,791,713
                                        ------------

INFORMATION PROCESSING
  SOFTWARE - 2.51%
Advent Software, Inc.*          10,000       376,500
Microsoft Corp.*                80,000     4,093,600
                                        ------------
                                           4,470,100
                                        ------------

RESTAURANTS - 1.35%
Cheesecake Factory, Inc.*      100,250     2,400,987
                                        ------------

                               SHARES   MARKET VALUE
                               -------  ------------
RETAILING - 17.71%
Costco Wholesale Corp.*         40,000  $  1,422,400
Home Depot, Inc.               125,000     4,796,250
Kohl's Corp.*                  110,000     5,280,000
Talbots, Inc.                   70,000     1,571,500
Target Corp.                    20,000       635,000
Tiffany & Co.                  182,200     3,944,630
Wal-Mart Stores, Inc.          100,000     4,950,000
Walgreen Co.                   260,000     8,951,800
                                        ------------
                                          31,551,580
                                        ------------

TRANSPORTATION - 0.23%
Kansas City Southern
  Industries, Inc.*             33,700       404,400
                                        ------------

UTILITIES - 8.09%
Allegheny Energy, Inc.          75,500     2,770,850
Calpine Corp.*                 135,500     3,090,755
Duke Energy Corp.              140,300     5,310,355
UtiliCorp United, Inc.         115,400     3,232,354
                                        ------------
                                          14,404,314
                                        ------------

TOTAL COMMON STOCKS
(Cost $117,112,041)                      143,426,000
                                        ------------


                             PRINCIPAL
                               AMOUNT   MARKET VALUE
                             ---------  ------------

SHORT-TERM INVESTMENTS - 19.36%

VARIABLE RATE
  DEMAND NOTES - 4.43%
Firstar Corp.               $6,257,000 $   6,257,000
Wisconsin Electric Power Co. 1,637,000     1,637,000
                                        ------------
                                           7,894,000
                                        ------------

COMMERCIAL PAPER - 8.42%
American Express Credit Corp.,
  3.20%, Due 10/2/2001       7,500,000     7,500,000
GE Capital Credit Corp.,
  2.87%, Due 10/2/2001       7,500,000     7,500,000
                                        ------------
                                          15,000,000
                                        ------------

U.S. GOVERNMENT
  AGENCY NOTES - 6.51%
Federal Home Loan Bank, 2.60%,
  Due 10/1/2001              5,795,000     5,795,000
Freddie Mac, 2.60%,
  Due 10/1/2001              5,794,000     5,794,000
                                        ------------
                                          11,589,000
                                        ------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $34,483,000)                        34,483,000
                                        ------------

TOTAL INVESTMENTS - 99.89%
(Cost $151,595,041)                      177,909,000

OTHER ASSETS LESS LIABILITIES - 0.11%        203,186
                                        ------------

NET ASSETS - 100.00%
(9,248,368 shares outstanding)          $178,112,186
                                        ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                    $19.26
                                        ============

*  Non-income producing security

                   BRAMWELL FOCUS FUND

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 (UNAUDITED)

                                SHARES  MARKET VALUE
                                ------  ------------

COMMON STOCKS - 86.15%

CONSUMER PRODUCTS - 6.40%
Colgate-Palmolive Co.            3,000      $174,750
Estee Lauder Companies, Inc.     6,000       198,900
                                        ------------
                                             373,650
                                        ------------
ELECTRONICS - 4.57%
Analog Devices, Inc.*            3,000        98,100
Linear Technology Corp.          4,000       131,200
Texas Instruments, Inc.          1,500        37,470
                                        ------------
                                             266,770
                                        ------------
ENERGY - 9.32%
El Paso Corp.                    5,000       207,750
Patterson-UTI Energy, Inc.*     10,000       123,600
Santa Fe International Corp.    10,000       212,500
                                        ------------
                                             543,850
                                        ------------
FINANCIAL SERVICES - 6.96%
BlackRock, Inc.*                 5,000       221,100
Moody's Corp.                    5,000       185,000
                                        ------------
                                             406,100
                                        ------------
HEALTHCARE PRODUCTS - 9.91%
Biomet, Inc.                    10,500       307,125
Johnson & Johnson                2,000       110,800
Pfizer, Inc.                     4,000       160,400
                                        ------------
                                             578,325
                                        ------------
HEALTHCARE SERVICES - 2.53%
Cardinal Health, Inc.            2,000       147,900
                                        ------------
INDUSTRIAL PRODUCTS - 13.42%
3M                               3,000       295,200
Danaher Corp.                    4,500       212,310
General Electric Co.             3,000       111,600
Molex, Inc., Class A             6,750       164,025
                                        ------------
                                             783,135
                                        ------------
INFORMATION PROCESSING
  EQUIPMENT - 6.02%
Dell Computer Corp.*             9,000       166,770
International Business
  Machines Corp.                 2,000       184,600
                                        ------------
                                             351,370
                                        ------------
INFORMATION PROCESSING
  SERVICES - 1.97%
Electronic Data Systems Corp.    2,000       115,160
                                        ------------


                                SHARES  MARKET VALUE
                                ------  ------------

RESTAURANTS - 4.51%
Cheesecake Factory, Inc.*       11,000   $   263,450
                                        ------------
RETAILING - 7.82%
Talbots, Inc.                    5,000       112,250
Walgreen Co.                    10,000       344,300
                                        ------------
                                             456,550
                                        ------------
UTILITIES - 12.72%
Calpine Corp.*                   7,000       159,670
Duke Energy Corp.                8,000       302,800
UtiliCorp United, Inc.          10,000       280,100
                                        ------------
                                             742,570
                                        ------------
TOTAL COMMON STOCKS
(Cost $6,043,083)                          5,028,830
                                        ------------

                               PRINCIPAL
                                 AMOUNT
                               ---------

SHORT-TERM INVESTMENTS - 12.25%

VARIABLE RATE
  DEMAND NOTES - 7.28%
Firstar Corp.                 $225,000   $   225,000
Wisconsin Electric Power Co.   200,000       200,000
                                        ------------
                                             425,000
                                        ------------
COMMERCIAL PAPER  - 4.97%
American Express Credit Corp.,
  3.20%, Due 10/2/2001         145,000       145,000
GE Capital Credit Corp.,
  2.87%, Due 10/2/2001         145,000       145,000
                                        ------------
                                             290,000
                                        ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $715,000)                              715,000
                                        ------------
TOTAL INVESTMENTS - 98.40%
(Cost $6,758,083)                          5,743,830
OTHER ASSETS LESS LIABILITIES - 1.60%         93,407
                                        ------------
NET ASSETS - 100.00%
(721,015 shares outstanding)              $5,837,237
                                        ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                   $8.10
                                        ============

* Non-income producing security

                                     (LOGO)
                                    Bramwell
                                     FUNDS

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
                President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                              CHARLES L. BOOTH, JR.
                       Former Executive Vice President and
                            Chief Investment Officer
                           The Bank of New York, Inc.

                                 GEORGE F. KEANE
                               President Emeritus
                                   Commonfund

                                JAMES C. SARGENT
                               Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                 Former Governor
                              Federal Reserve Board

                                     (LOGO)
                                    Bramwell
                                      FUNDS

                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                                    OFFICERS
                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                MARY F. MCCOLLUM
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                     COUNSEL
                                     Dechert

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                               Firstar Bank, N.A.

                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                        Firstar Mutual Fund Services, LLC

--------------------------------------------------------------------------------

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-1101